For Release

AB Appoints New Leadership – Names Robert B. Zoellick Chairman, Seth Bernstein CEO

NEW YORK, May 1, 2017 – AllianceBernstein LP and AllianceBernstein Holding, LP (“AB”) (NYSE: AB) today announced that its Board of Directors has appointed Robert B. Zoellick Chairman of the Board of Directors and Seth Bernstein President and Chief Executive Officer. Zoellick and Bernstein succeed Peter Kraus, following his departure as CEO and Chairman of the Board of Directors.
AB also announced that it has appointed three new independent directors to a newly reconstituted Board. Barbara Fallon-Walsh, Daniel G. Kaye and Ramon de Oliveira will join the Board, along with Messrs. Zoellick and Bernstein. Current directors Denis Duverne and Mark Pearson will remain on the Board, joined by Anders Malmstrom, the Chief Financial Officer of AXA Financial, Inc. AB thanked its former directors for their service.

Denis Duverne, Chairman of AXA’s Board and a long-time member of the AB Board, AXA US, said, “We are delighted to welcome two world class executives and three new outstanding independent directors to AB. Bob Zoellick, President of the World Bank Group from 2007-12, is currently a Senior Fellow at the Belfer Center for Science and International Affairs at Harvard University's Kennedy School of Government and is a board member of Temasek (Singapore's Sovereign Wealth Fund) and Laureate Education, Inc. He recently stepped down as Chairman of Goldman Sachs International Advisors, where he worked closely with GS Asset Management. Bob was a board member of Alliance Capital Management Corporation from 1997-2001. Seth Bernstein, formerly Global Head of Managed Solutions and Strategy at J.P. Morgan, brings three decades of experience and a proven track record of success in investment management and private banking. We also welcome to the AB Board Barbara Fallon-Walsh, Dan Kaye and Ramon de Oliveira who bring fresh perspectives and relevant expertise.”

Duverne added, “We thank Peter Kraus for his service to AB and its stakeholders since taking over in the challenging environment of 2008. He has built a strong team and we believe the company is well positioned for an excellent future. We wish him well. Looking forward, continued success requires us to keep partnering closely with our clients to create the right solutions for their needs through constant innovation. In an industry that is confronting significant shifts, we need to continue transforming the business to improve the quality of our investment solutions while delivering our services more effectively. We are confident that with Bob and Seth we have the right leadership team in place to capitalize on new opportunities and deliver superior value to all of our stakeholders.”

Said Zoellick, “I have long admired AB for its talented people, outstanding research, top-tier Private Wealth business and extensive global presence. I look forward to working with Seth and the Board to build on AB’s legacy and commitment to being the most trusted investment firm in the world.”
Said Bernstein, “As both an AB client of many years and an investment professional, I have a deep appreciation and respect for the firm’s distinguished history and exceptional capabilities. I am excited about the opportunity to work with the team in delivering strong returns and superb service to our clients, while accelerating growth and delivering value to all of our stakeholders.”

Biographies
Robert B. Zoellick served as the eleventh President of the World Bank Group from 2007 to 2012. Previously, he served as Vice Chairman, International of the Goldman Sachs Group, Managing Director, and Chairman of Goldman Sachs’ Board of International Advisors from 2006 to 2007. Zoellick served as Deputy Secretary of the U.S. State Department from 2005 to 2006 and in the cabinet as U.S. Trade Representative from 2001 to 2005.

Additionally, in the George H.W. Bush and Reagan Administrations, Zoellick served as an Under Secretary of State, White House Deputy Chief of Staff, Counselor to the Secretary of the Treasury, and Deputy Assistant Secretary of the Treasury for Financial Institutions Policy. From 1993-97, he was Executive Vice President for Housing and Law at Fannie Mae.

Seth Bernstein has had a distinguished 32-year career at JPMorgan Chase & Co., and most recently he was Managing Director and Global Head of Managed Solutions and Strategy at JPMorgan Asset Management. In this role, he was responsible for the management of all discretionary assets within the Private Banking client segment. Among other roles, Bernstein was Managing Director and Global Head of Fixed Income & Currency for ten years, concluding in 2012. Previously, Bernstein served as Chief Financial Officer at JPMorgan Chase’s investment management and private banking division. He is a member of the Board of Managers of Haverford College.

Barbara Fallon-Walsh held several executive positions at The Vanguard Group between 1995 and her retirement in 2012. She previously served in executive positions at Security Pacific Bank Corporation, which merged with Bank of America in 1992. Fallon-Walsh is a director of AXA Financial, AXA Equitable and MONY Life Insurance Company of America. She formerly served as a director of AXA Investment Managers S.A., AXA IM Inc. and AXA Rosenberg Group LLC.

Daniel Kaye served as Interim Chief Financial Officer and Treasurer of HealthEast Care System from January 2013 to May 2014. Kaye retired from Ernst & Young LLP in 2012 after a 35-year career, including 25 years as an audit partner, during which he gained extensive financial services experience. Kaye is a director of AXA Financial, AXA Equitable, MONY Life Insurance Company of America and AXA Insurance Company.

Denis Duverne has served as the Chairman of the Board of Directors of AXA since 2016. He joined AXA in 1995 and has held multiple management roles including Deputy Chief Executive Officer, Chief Financial Officer and Group Executive Vice President of Finance, Control and Strategy. Duverne has served on the Board of Directors of AB since 1996.

Mark Pearson is the President and Chief Executive Officer of AXA Financial, Inc. and has served as a director on AB’s Board since 2011. He joined AXA US in 1995 with the acquisition of National Mutual, which then became AXA Asia Pacific Holdings, and has held various roles with AXA, including Regional Chief Executive of AXA Asia Life and President and CEO of AXA Japan.

Anders Malmstrom is Senior Executive Vice President and Chief Financial Officer of AXA Financial, Inc. He is also Senior Executive Director and Chief Financial Officer of AXA Equitable Life Insurance Company as well as a member of the company’s executive committee. Malmstrom joined AXA in 2012 from AXA Winterthur in Switzerland, where he was a member of the Executive Board and head of the Life Department. Before joining AXA Winterthur in 2009, Malmstrom was head of product management, Group Life Insurance, at The Swiss Life Group in Zurich.

Ramon de Oliveira is the Managing Director of the consulting firm Investment Audit Practice, LLC. Previously, he held several executive positions at JPMorgan & Co. over the course of a 24-year tenure, including five years as the Chairman and Chief Executive Officer of JPMorgan Investment Management. He was also a member of the firm's Management Committee since its inception in 1995. De Oliveira is a director of AXA Financial, AXA Equitable and MONY Life Insurance Company of America.

Conference Call
AB will host a conference call, May 1, 2017, at 8:30 am ET. To access the conference call, please dial (866) 556-2265 in the US, or (973) 935-8521 from outside the US, 10 minutes before the 8:30 am (ET) scheduled start time. The conference ID# is 16982453.

An audio replay of the conference call will be available for one week. To access the audio replay, please call (855) 859-2056 in the US, or (404) 537-3406 from outside the US, and provide the conference ID#: 16982453.

Cautions Regarding Forward-Looking Statements
Certain statements provided by management in this news release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-

managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AB's Form 10-K for the year ended December 31, 2016 and Form 10-Q for the quarter ended March 31, 2017. Any or all of the forward-looking statements made in this news release, Form 10-K, Forms 10-Q, other documents AB files with or furnishes to the SEC and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements", and those listed above, could also adversely affect AB's financial condition, results of operations and business prospects.

About AB
AB is a leading global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private wealth clients in major world markets.

As of March 31, 2017, AB Holding owned approximately 35.9% of the issued and outstanding AB Units and AXA, a worldwide leader in financial protection, owned an approximate 63.8% economic interest in AB.

Additional information about AB may be found on our website, www.abglobal.com.

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